Exhibit 99.1

Viant Technology Announces Third

Quarter 2022 Financial Results

IRVINE, Calif., Nov. 9, 2022 – Viant Technology Inc. (Nasdaq: DSP), a leading people-based advertising software company, today reported financial results for its third quarter ended September 30, 2022.

“We saw a healthy 19% growth in advertiser spend on our platform in the third quarter, well above growth rates across the digital advertising landscape. We continue to be encouraged by the strategic conversations with larger advertisers and their agencies who come to us for our omnichannel capabilities and Household ID technology,” said Tim Vanderhook, Co-Founder and CEO, Viant. “While an adverse macroeconomic environment will impact us in the short term, we remain confident that the rich capabilities and flexible nature of our platform in times of shifting ad spend priorities make our offering all the more valuable to our customers.”

Third quarter 2022 Financial Highlights, year-over-year:

GAAP

•	Revenue was $48.8 million, a decrease of 4%
•	Gross profit was $21.3 million, a decrease of 3%
•

Net loss was $12.4 million, or $(0.22) per diluted share of Class A common stock, compared to a net loss of $12.2 million, or $(0.20) per diluted share of Class A common stock, in the third quarter of 2021

•	Cash and cash equivalents as of September 30, 2022 was $199.7 million with no outstanding debt

Non-GAAP(1)

•	Contribution ex-TAC was $32.1 million, a decrease of 6%
•	Adjusted EBITDA was $(1.8) million, compared to $6.5 million in the third quarter of 2021
•

Non-GAAP net loss was $4.4 million, or $(0.06) per diluted share of Class A common stock, compared to non-GAAP net income of $3.1 million, or $0.04 per diluted share of Class A common stock, in the third quarter of 2021

Business Highlights:

●	Advertiser spend across the Adelphic platform(2) grew 19% on a year-over-year basis
●	Active customers(3) grew to 334 as of September 30, 2022, representing a year-over-year increase of 29, or 10%
●	Streaming audio continues to be a fast-growing channel on a similar growth trajectory as CTV representing 6% of advertiser spend in the quarter
●	Viant expanded its omnichannel capabilities by being first to market with Minecraft in-game advertising
●

New integration with Snowflake provides customers with more secure, efficient and streamlined data sharing capabilities when using Viant’s Household ID across partners. Through this partnership, Viant helps brands and media owners achieve more privacy-compliant, secure ID to better optimize campaigns.

“We are pleased with the level of advertiser spend across our platform in the third quarter considering the adverse macroeconomic environment. As we enter Q4, we are seeing the pullback in advertiser spend we experienced in Q3 continue in Q4 as advertisers remain challenged by weakening consumer demand,” said Larry Madden, CFO, Viant. “Despite the short-term headwinds, we remain confident in our ability to deliver long-term topline growth and EBITDA expansion. Our strong balance sheet, coupled with disciplined cost management should enable us to weather this economic storm and come out the other side stronger.”

Guidance:

For the fourth quarter 2022, the Company expects:

●	Revenue in the range of $52.0 million to $57.0 million
●	Contribution ex-TAC in the range of $32.0 million to $35.5 million
●	Advertiser spend decrease of 20% to 11% on a year-over-year basis
●	Adjusted EBITDA in the range of $(1.5) million to $1.0 million

Contribution ex-TAC, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss), non-GAAP earnings (loss) per share of Class A common stock—basic and diluted and non-GAAP operating expenses are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.”  For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate net income (loss) on a forward-looking basis or reconcile the guidance provided for adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, and non-GAAP operating expenses to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the measures and effects of our stock-based compensation related to new equity grants that are directly impacted by unpredictable fluctuations in our share price, as well as the impact of future traffic acquisition costs and other platform operations expenses that we are unable to forecast in light of the current macroeconomic environment.  We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.

Conference Call and Webcast Details:

Viant will host a conference call and webcast to discuss its financial results on Wednesday, November 9, 2022 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call.

About Viant

Viant® (NASDAQ: DSP) is a leading advertising software company that enables marketers to plan, execute and measure omnichannel ad campaigns through a cloud-based platform. Viant’s self-service Demand Side Platform, Adelphic®, powers programmatic advertising across Connected TV, Linear TV, mobile, desktop, audio, gaming and digital out-of-home channels. In 2022, Viant was recognized as a Leader in the DSP category, earned Great Place to Work® certification and Co-Founders Tim and Chris Vanderhook were named EY Entrepreneurs of the Year. To learn more, please visit viantinc.com.

Presentation

Viant Technology LLC has been determined to be the predecessor for accounting purposes and, accordingly, the consolidated financial statements for periods prior to the IPO and the related organizational transactions have been adjusted to combine the previously separate entities for presentation purposes. Amounts for the period from January 1, 2021 through February 11, 2021 presented in this press release represent the historical operations of Viant Technology LLC. The amounts as of September 30, 2022 and for the period from February 12, 2021 reflect the consolidated operations of Viant Technology Inc.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, advertiser spend growth, and adjusted EBITDA, as well as statements regarding our belief that our strong balance sheet and disciplined cost management should enable us to endure current macroeconomic conditions and short-term headwinds. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than Viant’s expectations, the demands and expectations of customers and the ability to attract and retain customers and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Investors are referred to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

Media Contact:

Sondra Magness

press@viantinc.com

Investor Contacts:

Nicole Borsje

investors@viantinc.com

(1)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.

(2)We define advertiser spend across our platform as the total amount billed to our customers for activity on our platform, inclusive of advertising media, third-party data, other add-on features and our platform fee we charge clients.  See “Operational Metrics” for a discussion of how we use this metric and why it is useful to investors.

(3)We define an active customer as a customer that had total aggregate contribution ex-TAC of at least $5,000 through our platform during the previous twelve months.  See “Operational Metrics” for a discussion of how we use this metric and why it is useful to investors.

VIANT TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$48,830	$50,857	$142,659	$141,412
Operating expenses:(1)
Platform operations	27,530	28,967	84,674	85,026
Sales and marketing	16,949	15,131	47,991	49,869
Technology and development	5,576	6,590	15,590	20,521
General and administrative	11,650	11,981	34,458	36,477
Total operating expenses	61,705	62,669	182,713	191,893
Loss from operations	(12,875)	(11,812)	(40,054)	(50,481)
Interest expense (income), net	(455)	227	(282)	703
Other expense, net	6	121	309	53
Gain on extinguishment of debt	—	—	—	(6,110)
Total other expense (income), net	(449)	348	27	(5,354)
Net loss	(12,426)	(12,160)	(40,081)	(45,127)
Less: Net loss attributable to noncontrolling interests	(9,300)	(9,623)	(30,362)	(35,829)
Net loss attributable to Viant Technology Inc.	$(3,126)	$(2,537)	$(9,719)	$(9,298)
Loss per share of Class A common stock:
Basic	$(0.22)	$(0.20)	$(0.69)	$(0.78)
Diluted	$(0.22)	$(0.20)	$(0.69)	$(0.78)
Weighted-average shares of Class A common stock outstanding:
Basic	14,306	12,489	14,078	11,894
Diluted	14,306	12,489	14,078	11,894

(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Stock-based compensation:
Platform operations	$1,233	$3,142	$3,622	$11,843
Sales and marketing	2,324	4,859	6,929	23,586
Technology and development	1,430	3,015	4,024	10,983
General and administrative	2,724	4,399	7,280	15,780
Total stock-based compensation	$7,711	$15,415	$21,855	$62,192

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Depreciation and amortization:
Platform operations	$2,685	$2,255	$7,744	$5,949
Sales and marketing	—	—	—	—
Technology and development	432	421	1,250	1,185
General and administrative	249	296	752	890
Total depreciation and amortization	$3,366	$2,972	$9,746	$8,024

VIANT TECHNOLOGY INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited; in thousands, except share data)

	As of September 30,	As of December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$199,665	$238,480
Accounts receivable, net of allowances	93,609	110,739
Prepaid expenses and other current assets	6,010	2,967
Total current assets	299,284	352,186
Property, equipment, and software, net	22,681	22,331
Operating lease assets	22,816	—
Intangible assets, net	945	1,786
Goodwill	12,422	12,422
Other assets	348	406
Total assets	$358,496	$389,131
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$29,897	$32,877
Accrued liabilities	28,202	34,086
Accrued compensation	8,235	12,247
Current portion of deferred revenue	65	1,317
Current portion of operating lease liabilities	2,813	—
Other current liabilities	1,423	2,531
Total current liabilities	70,635	83,058
Long-term debt	—	17,500
Long-term portion of deferred revenue	—	5,234
Long-term portion of operating lease liabilities	21,967	—
Other long-term liabilities	—	765
Total liabilities	92,602	106,557
Commitments and contingencies
Stockholders' equity
Preferred stock, $0.001 par value
Authorized shares — 10,000,000
Issued and outstanding — none	—	—
Class A common stock, $0.001 par value
Authorized shares — 450,000,000
Issued — 14,604,257 and 13,920,868
Outstanding — 14,460,084 and 13,704,638	14	14
Class B common stock, $0.001 par value
Authorized shares — 150,000,000
Issued and outstanding — 47,082,260 and 47,107,130	47	47
Additional paid-in capital	92,736	82,888
Accumulated deficit	(33,367)	(20,139)
Treasury stock, at cost; 144,173 and 216,230 shares held	(701)	(2,648)
Total stockholders’ equity attributable to Viant Technology Inc.	58,729	60,162
Noncontrolling interests	207,165	222,412
Total equity	265,894	282,574
Total liabilities and stockholders’ equity	$358,496	$389,131

VIANT TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited; in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(40,081)	$(45,127)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	9,746	8,024
Stock-based compensation	21,855	62,192
Provision for (recovery of) doubtful accounts	834	(161)
Loss on disposal of assets	419	148
Gain on extinguishment of debt	—	(6,110)
Amortization of operating lease assets	1,961	—
Changes in operating assets and liabilities:
Accounts receivable	16,295	20,316
Prepaid expenses and other assets	(2,982)	(1,960)
Accounts payable	(2,955)	(4,816)
Accrued liabilities	(5,885)	(1,118)
Accrued compensation	(4,171)	198
Deferred revenue	(6,486)	(1,446)
Operating lease liabilities	(964)	—
Other liabilities	(900)	(55)
Net cash provided by (used in) operating activities	(13,314)	30,085
Cash flows from investing activities:
Purchases of property and equipment	(553)	(386)
Capitalized software development costs	(5,872)	(5,577)
Net cash used in investing activities	(6,425)	(5,963)
Cash flows from financing activities:
Proceeds from issuance of common stock, net of underwriting discounts	—	232,500
Taxes paid related to net share settlement of equity awards	(1,561)	(13,703)
Payment of member tax distributions	(15)	(7,330)
Payment of offering costs	—	(2,608)
Repayment of revolving credit facility	(17,500)	—
Net cash provided by (used in) financing activities	(19,076)	208,859
Net increase (decrease) in cash and cash equivalents	(38,815)	232,981
Cash and cash equivalents at beginning of period	238,480	9,629
Cash and cash equivalents at end of period	$199,665	$242,610

Non-GAAP Financial Measures

To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): contribution ex-TAC, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss), non-GAAP earnings (loss) per share of Class A common stock—basic and diluted and non-GAAP operating expenses. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.

Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” refers to amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.

Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented.

Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.

Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital.  In particular, we believe that the elimination of stock-based compensation, gain on debt extinguishment, and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.

Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring charges, transaction expenses, and the extinguishment of debt. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation, gain on extinguishment of debt and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.

Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring charges and transaction expenses. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our quarterly and annual business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of depreciation, amortization, stock-based compensation, TAC and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our discretionary costs and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items.  Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.

Reconciliation of Non-GAAP Financial Measures

The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.

The following table sets forth a reconciliation of revenue to gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$48,830	$50,857	$142,659	$141,412
Less: Platform operations	(27,530)	(28,967)	(84,674)	(85,026)
Gross profit	21,300	21,890	57,985	56,386
Add back: Other platform operations	10,771	12,187	33,365	36,631
Contribution ex-TAC	$32,071	$34,077	$91,350	$93,017

The following table sets forth a reconciliation of net loss to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(12,426)	$(12,160)	$(40,081)	$(45,127)
Add back:
Interest expense (income), net	(455)	227	(282)	703
Depreciation and amortization	3,366	2,972	9,746	8,024
Stock-based compensation	7,711	15,415	21,855	62,192
Less:
Gain on extinguishment of debt	—	—	—	(6,110)
Adjusted EBITDA	$(1,804)	$6,454	$(8,762)	$19,682

The following table sets forth the calculation of net loss as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Gross profit	$21,300	$21,890	$57,985	$56,386
Net loss	$(12,426)	$(12,160)	$(40,081)	$(45,127)
Net loss as a percentage of gross profit	(58)%	(56)%	(69)%	(80)%
Contribution ex-TAC	$32,071	$34,077	$91,350	$93,017
Adjusted EBITDA	$(1,804)	$6,454	$(8,762)	$19,682
Adjusted EBITDA as a percentage of contribution ex-TAC	(6)%	19%	(10)%	21%

The following table sets forth a reconciliation of net loss to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(12,426)	$(12,160)	$(40,081)	$(45,127)
Add back: Stock-based compensation	7,711	15,415	21,855	62,192
Less: Gain on extinguishment of debt	—	—	—	(6,110)
Income tax benefit (expense) related to Viant Technology Inc.’s share of adjustments(1)	281	(163)	1,072	(479)
Non-GAAP net income (loss)	$(4,434)	$3,092	$(17,154)	$10,476

(1) The estimated income tax effect of the Company’s share of non-GAAP reconciling items are calculated using an assumed blended tax rate of 24%, which represents our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following table sets forth a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended			Three Months Ended
	September 30, 2022			September 30, 2021
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net loss	$(12,426)	$—	$(12,426)	$(12,160)	$—	$(12,160)
Adjustments:
Add back: Stock-based compensation	—	7,711	7,711	—	15,415	15,415
Income tax benefit (expense) related to Viant Technology Inc.'s share of adjustments(1)	—	281	281	—	(163)	(163)
Non-GAAP net income (loss)	(12,426)	7,992	(4,434)	(12,160)	15,252	3,092
Less: Net income (loss) attributable to noncontrolling interests(2)	(9,300)	5,752	(3,548)	(9,623)	12,211	2,588
Net income (loss) attributable to Viant Technology Inc.—basic	(3,126)	2,240	(886)	(2,537)	3,041	504
Add back: Reallocation of net loss attributable to noncontrolling interest from the assumed exchange of RSUs for Class A common stock	—	—	—	—	1	1
Income tax benefit (expense) from the assumed exchange of RSUs for Class A common stock(1)	—	—	—	—	—	—
Net income (loss) attributable to Viant Technology Inc.—diluted	$(3,126)	$2,240	$(886)	$(2,537)	$3,042	$505
Denominator
Weighted-average shares of Class A common stock outstanding—basic	14,306	—	14,306	12,489	—	12,489
Effect of dilutive securities:
Restricted stock units	—	—	—	—	734	734
Nonqualified stock options	—	—	—	—	—	—
Weighted-average shares of Class A common stock outstanding—diluted	14,306	—	14,306	12,489	734	13,223

Earnings (loss) per share of Class A common stock—basic	$(0.22)	$0.16	$(0.06)	$(0.20)	$0.24	$0.04
Earnings (loss) per share of Class A common stock—diluted	$(0.22)	$0.16	$(0.06)	$(0.20)	$0.24	$0.04

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units			4,421			—
Nonqualified stock options			3,902			147
Shares of Class B common stock			47,082			47,137
Total shares excluded from earnings (loss) per share of Class A common stock—diluted			55,405			47,284

(1) The estimated income tax effect of the Company’s share of non-GAAP reconciling items are calculated using an assumed blended tax rate of 24%, which represents our expected corporate tax rate, excluding discrete and non-recurring tax items.

(2) The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation attributed to the noncontrolling interest of our company outstanding during the period.

	Nine Months Ended			Nine Months Ended
	September 30, 2022			September 30, 2021
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net loss	$(40,081)	$—	$(40,081)	$(45,127)	$—	$(45,127)
Adjustments:
Add back: Stock-based compensation	—	21,855	21,855	—	62,192	62,192
Less: Gain on extinguishment of debt	—	—	—	—	(6,110)	(6,110)
Income tax benefit (expense) related to Viant Technology Inc.'s share of adjustments(1)	—	1,072	1,072	—	(479)	(479)
Non-GAAP net income (loss)	(40,081)	22,927	(17,154)	(45,127)	55,603	10,476
Less: Net income (loss) attributable to noncontrolling interests(2)	(30,362)	16,590	(13,772)	(35,829)	44,825	8,996
Net income (loss) attributable to Viant Technology Inc.—basic	(9,719)	6,337	(3,382)	(9,298)	10,778	1,480
Add back: Reallocation of net loss attributable to noncontrolling interest from the assumed exchange of RSUs for Class A common stock	—	—	—	—	251	251
Income tax benefit (expense) from the assumed exchange of RSUs for Class A common stock(1)	—	—	—	—	(61)	(61)
Net income (loss) attributable to Viant Technology Inc.—diluted	$(9,719)	$6,337	$(3,382)	$(9,298)	$10,968	$1,670
Denominator
Weighted-average shares of Class A common stock outstanding—basic	14,078	—	14,078	11,894	—	11,894
Effect of dilutive securities:
Restricted stock units	—	—	—	—	1,959	1,959
Nonqualified stock options	—	—	—	—	—	—
Weighted-average shares of Class A common stock outstanding—diluted	14,078	—	14,078	11,894	1,959	13,853

Earnings (loss) per share of Class A common stock—basic	$(0.69)	$0.45	$(0.24)	$(0.78)	$0.90	$0.12
Earnings (loss) per share of Class A common stock—diluted	$(0.69)	$0.45	$(0.24)	$(0.78)	$0.90	$0.12

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units			4,421			—
Nonqualified stock options			3,902			147
Shares of Class B common stock			47,082			47,137
Total shares excluded from earnings (loss) per share of Class A common stock—diluted			55,405			47,284

(1) The estimated income tax effect of the Company’s share of non-GAAP reconciling items are calculated using an assumed blended tax rate of 24%, which represents our expected corporate tax rate, excluding discrete and non-recurring tax items.

(2) The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation and gain on extinguishment of debt attributed to the noncontrolling interest of our company outstanding during the period.

The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Operating expenses:
Platform operations	$27,530	$28,967	$84,674	$85,026
Sales and marketing	16,949	15,131	47,991	49,869
Technology and development	5,576	6,590	15,590	20,521
General and administrative	11,650	11,981	34,458	36,477
Total operating expenses	61,705	62,669	182,713	191,893
Add:
Other expense, net	6	121	309	53
Less:
Traffic acquisition costs	(16,759)	(16,780)	(51,309)	(48,395)
Stock-based compensation	(7,711)	(15,415)	(21,855)	(62,192)
Depreciation and amortization	(3,366)	(2,972)	(9,746)	(8,024)
Non-GAAP operating expenses	$33,875	$27,623	$100,112	$73,335

Operational Metrics

We have also included the following operational metrics in this press release: Advertiser spend and active customers.

We define advertiser spend as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge clients. We evaluate our customers’ usage of our platform and assess our market penetration and scale based on the percentage change in advertiser spend. The percentage change in advertiser spend is a key measure used by our management and our board of directors to evaluate the demand for our products and to assess whether we are increasing market share. Our management uses this key metric to develop short- and long-term operational plans and make strategic decisions regarding future enhancements to our software. We believe the percentage change in advertiser spend across our platform is a useful metric for investors because it allows investors to evaluate our operational performance in the same manner as our management and board of directors.

We define an active customer as a customer that had total aggregate contribution ex-TAC of at least $5,000 through our platform during the previous twelve months. For purposes of this definition, a customer that operates under any of our pricing options that equals or exceeds the aforementioned contribution ex-TAC threshold is considered an active customer. Active customers is an operational metric calculated using contribution ex-TAC, a non-GAAP financial measure. Active customers is a key measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding future enhancements to our software. We believe active customers is a useful metric for investors because it allows investors to evaluate the Company’s operational performance in the same manner as our management and board of directors.